UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 01, 2023

CCC Intelligent Solutions Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39447	98-1546280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 N. Green Street, 9th Floor
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 621-8070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCCS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2023, CCC Intelligent Solutions Holdings Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results of the Company for the quarter and year ended December 31, 2022.

Subsequent to the issuance of the Earnings Release and the filing of its Annual Report on Form 10-K, the Company discovered that in calculating Adjusted Operating Expenses for the three months and year ended December 31, 2022 it had inadvertently included a $3.248 million adjustment for contract termination expenses. The error resulted in Adjusted Operating Expenses being understated by the same amount for the three-months and year ended December 31, 2022.

As corrected, Adjusted Operating Expenses was as follows:

(dollar amounts in thousands)	Three months ended December 31, 2022	Year ended December 31, 2021
Adjusted Operating Expenses as reported	$81,812	$324,792
Correction for contract termination costs	3,248	3,248
Corrected Adjusted Operating Expenses	$85,060	$328,040

The correction described above did not impact the consolidated financial statements and footnotes to the consolidated financial statements of the Company that were prepared in conformity with generally accepted accounting principles in the U.S. (“GAAP”) and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Adjusted Operating Expenses as used in the Earnings Release, within Item 7 of the Annual Report on Form 10-K, and in this Current Report is a financial measure not presented in accordance with GAAP. This non-GAAP financial measure is not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, this measure should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The information furnished pursuant to this Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01 Regulation FD Disclosure.

On March 3, 2023, the Company published an investor presentation on its website, https://ir.cccis.com under the “Presentations” section.

The information furnished herewith pursuant to Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01 Other Events.

The correction to Adjusted Operating Expenses set forth in Item 2.02 is incorporated into this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCC INTELLIGENT SOLUTIONS HOLDINGS INC.

Date:	March 3, 2023	By:	/s/ Brian Herb
Brian Herb Executive Vice President, Chief Financial and Administrative Officer